UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 7, 2023

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 7.01 Regulation FD Disclosure.

On November 28, 2023, PG&E Corporation made available a presentation (the “Presentation”) narrowing its 2023 non-GAAP core earnings per share guidance range and initiating its 2024 guidance range.  A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the filings of PG&E Corporation or Pacific Gas and Electric Company (the “Utility”) under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.  The filing of this Current Report on Form 8-K (including the exhibits hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events.

Extension of Diablo Canyon Operations

On November 7, 2023, the Utility filed its license renewal application for the Diablo Canyon nuclear power plant with the Nuclear Regulatory Commission. The Utility is unable to predict the timing and outcome of the application.

2023 General Rate Case

On November 17, 2023, the California Public Utilities Commission (“CPUC” or “Commission”) issued a final decision (“FD”) approving the second revised alternate proposed decision in the Utility’s 2023 general rate case (“2023 GRC”), Phase 1 Tracks 1 and 2.

Track 1 Revenue Requirements and Attrition Year Revenues

The Utility is authorized to collect in rates the approved revenue requirement increases beginning January 1, 2024 and to amortize the incremental revenue increases related to 2023 for 24 months over the period of January 1, 2024 through December 31, 2025.

The following table compares the Track 1 revenue requirements authorized in the FD with the revenue requirement currently authorized for 2022 in the 2020 GRC and 2019 gas transmission and storage proceedings and the revenue requirement requested in the Utility’s application as amended and updated:

Revenue Requirement (in billions)
Year	Request (1)	FD	Difference Between FD and Request
2022 (as adopted)	$ 12.21	$ —	$ —
2023	15.41	13.52	(1.89)
2024	16.34	14.24	(2.10)
2025	16.98	14.60	(2.38)
2026	17.43	14.80	(2.63)

1 Request has been adjusted to exclude amounts related to self-insurance. On January 12, 2023, the CPUC approved a settlement agreement pursuant to which the Utility’s wildfire liability insurance will be entirely based on self-insurance once all of the Utility’s existing wildfire liability insurance policies expired, which occurred on August 1, 2023. The self-insurance will be funded through CPUC-jurisdictional rates at $400 million for test year 2023 and subsequent years until $1.0 billion of unimpaired self-insurance is reached. See PG&E Corporation’s and the Utility’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 for more information about the revenue requirement for self-insurance.

The FD also grants 50% of the Utility’s requested increase in escalation rates.

Rate Base and Capital Additions

The following table compares the weighted-average GRC rate base that the FD authorizes with the weighted-average GRC rate base requested in the Utility’s application as amended and updated:

Rate Base (in billions)
Year	Request	FD	Difference Between FD and Request
2023	$ 50.4	$ 45.8	$ (4.5)
2024	55.4	48.8	(6.6)
2025	59.5	51.2	(8.3)
2026	63.6	54.0	(9.7)

The FD authorizes funding for 1,230 miles of undergrounding and 778 miles of covered conductor for the GRC period. The Utility most recently had requested 2,000 miles of undergrounding and 320 miles of covered conductor for the GRC period.

The FD denies cost recovery through this GRC for a number of costs but gives the Utility an opportunity to seek recovery of these costs in future proceedings to the extent they are eligible for cost recovery: capital costs of $0.9 billion associated with moving the Utility’s corporate headquarters to Oakland, California; capital costs of $1.1 billion for rebuilding electric and gas infrastructure following the 2018 Camp fire; capital costs of $1.3 billion tracked in certain wildfire mitigation and other memorandum accounts; and capital costs of $0.7 billion for the gas advanced metering infrastructure module replacement project. These costs and the corresponding rate base have been removed from the FD.

Track 2

The FD approved the settlement agreement in Track 2 of the proceeding, which addresses cost recovery of recorded expenditures related primarily to the safety and reliability of the Utility’s gas transmission and storage system incurred from January 2015 to December 2021. The settlement agreement results in a revenue requirement of $221 million to be recovered over 2023 and 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Slide presentation dated November 28, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans, and strategies of PG&E Corporation and the Utility, as well as forecasts and estimates regarding PG&E Corporation’s earnings guidance for 2023 and 2024. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2022, their Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC’s website at www.sec.gov. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: November 28, 2023	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: November 28, 2023	By:	/s/ BRIAN M. WONG
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary